EXECUTION COPY
WAIVER AND AMENDMENT TO
CREDIT AGREEMENT
     This WAIVER AND AMENDMENT TO CREDIT AGREEMENT (this “Waiver”), dated as of October 28, 2008, is by and among TRONOX INCORPORATED, a Delaware corporation (“Holdings”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Borrower”) and the Lenders party to that certain Credit Agreement (as defined below) that become parties hereto.
     WHEREAS, (i) Holdings, Borrower, the several banks and other financial institutions or entities from time to time parties thereto (together, the “Lenders”), Lehman Brothers Inc. and Credit Suisse, as joint lead arrangers and joint bookrunners, ABN Amro Bank N.V., as syndication agent, JPMorgan Chase Bank, N.A. and Citicorp USA, Inc., as co-documentation agents, and Lehman Commercial Paper Inc., as administrative agent (the “Administrative Agent”) are parties to that certain Credit Agreement dated as of November 28, 2005 (as heretofore amended, supplemented, restated, waived or otherwise modified and in effect as of the date hereof, the “Credit Agreement”) and (ii) the Borrower, the Grantors signatory thereto and the Administrative Agent are parties to that certain Guarantee and Collateral Agreement, dated as of November 28, 2005 (as heretofore amended, supplemented, restated, waived or otherwise modified and in effect as of the date hereof, the “Guarantee and Collateral Agreement”), in favor of the Administrative Agent for the benefit of the Secured Parties;
     WHEREAS, Borrower acknowledges that it has failed to comply with the requirements set forth in Section 7.1(a) and may have failed to comply with the requirements of Section 7.1(b) of the Credit Agreement, which failure constitutes an Event of Default;
     WHEREAS, Borrower has requested that the Lenders waive the Waived Defaults (as defined below) during the Waiver Period (as defined below); and
     WHEREAS, on the terms and subject to the conditions contained herein, the undersigned Lenders are willing to waive the Waived Defaults for the Waiver Period;
     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Capitalized terms used but not defined in this Waiver shall have the meanings ascribed to such terms in the Credit Agreement.
     2. Waiver of Defaults and Events of Defaults. Subject to satisfaction of the conditions set forth below, the undersigned Lenders hereby waive, as of the Waiver Effective Date (as defined below), (i) any Default and Event of Default that may have occurred as a result of (x) non-compliance with either or both of Section 7.1(a) and Section 7.1(b) of the Credit Agreement with respect to the period of four consecutive fiscal quarters of Holdings ending September 30, 2008, and (y) the failure to timely provide notice of the events and conditions set forth in the foregoing clause (x), and (ii) any Default or Event of Default that may have occurred as a result of submitting the Borrowing Notice submitted by Borrower on September 30, 2008

(the “Previous Borrowing Notice”), or receiving any proceeds in respect thereof, at a time when any Default or Event of Default referred to in clause (i) above had occurred and was continuing (the Defaults and Events of Default waived pursuant to this Section 2, the “Waived Defaults”); provided that the foregoing waivers shall expire upon the earlier to occur of (i) November 25, 2008 and (ii) occurrence of any Event of Default (other than any Waived Default) and delivery by any of the undersigned Lenders of a notice to the Borrower, while such Event of Default is continuing, stating that the foregoing waivers are being terminated (the period from the date hereof until the date that the foregoing waivers expire, the “Waiver Period”); provided further, that no Lender shall be required to make any Loan or issue any Letter of Credit during the Waiver Period, with the exception of Letters of Credit in an aggregate amount not to exceed $2,000,000 at any time outstanding (provided that the issuance of any such Letter of Credit shall be subject to the condition that the Issuing Lender in respect thereof shall receive cash collateral therefor in an amount equal to 105% of the amount of such Letter of Credit, in addition to the other applicable conditions under the Credit Agreement).
     3. Amendments to Credit Agreement.
     (a) Section 6.2 (Certificates, Other Information) of the Credit Agreement is hereby amended by deleting the word “and” appearing immediately before clause (j) and replacing the period at the end of clause (j) with “; and” and inserting immediately thereafter the following new clause:
“(k) not later than 7:00 P.M. (Eastern) on Thursday of each week, (i) a rolling cash flow forecast for the following 13 weeks, substantially in the form of the rolling cash flow forecast previously delivered to the Lenders and (ii) a comparison of actual performance for preceding week to the cash flow forecast previously provided to the Administrative Agent and the Lenders and a reasonably detailed explanation for any material variances.”
     (b) Section 6.6 (Inspection of Property; Books and Records; Discussions) of the Credit Agreement is hereby amended by replacing the period at the end of such Section with “; and” and inserting immediately thereafter the following new clause:
“(c) take all reasonable steps to facilitate any communication or discussions between Accuval Associates, Inc. and any Steering Committee Lender as such Steering Committee Lender may reasonably request (it being understood that other Lenders may be afforded the opportunity to participate). A “Steering Committee Lender” means any of Credit Suisse, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, ABN Amro Bank N.V., Royal Bank of Scotland Plc and Commerzbank Ag.
     4. Amendments to Guarantee and Collateral Agreement.
     Section 1.1 (Defined Terms) of the Guarantee and Collateral Agreement is hereby amended by:

     (a) amending and restating in their entirety the definitions of “Specified Cash Management Agreement”, “Specified Letter of Credit” and “Specified Letter of Credit Issuer” to read as follows:
“Specified Cash Management Agreement: (x) any Cash Management Agreement entered into by (i) Holdings, the Borrower or any Subsidiary Guarantor and (ii) any Lender or Lender Affiliate and (y) any Cash Management Agreement or any other cash management arrangements or services referred to in that certain Umbrella Facility Letter, dated as of December 27, 2006 (as amended, supplemented or otherwise modified and in effect as of October 28, 2008), between ABN AMRO Bank N.V. and the Borrower, to the extent such agreements or services are of a type that would qualify as those provided under a Cash Management Agreement; provided that the entering into of any Cash Management Agreement as a Specified Cash Management Agreement shall not create in favor of any Lender or Qualified Counterparty that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under this Guarantee and Collateral Agreement.
Specified Letter of Credit: that certain letter of credit or guarantee (Zahlungsbuergschaft) No. 505.021.5001, existing on the Closing Date and issued by the Specified Letter of Credit Issuer, in the stated amount of 508,000 euro.
Specified Letter of Credit Issuer: Citigroup Global Markets Deutschland AG & Co. KGaA.”; and
     (b) inserting at the end of the definition of “Borrower Obligations” the following new sentence:
“For purposes of Section 2 of this Agreement, “Borrower Obligations” includes the guaranty by the Borrower of the obligations of its Subsidiaries in connection with the Specified Letter of Credit.”
     5. Representations and Warranties. Each of Holdings and Borrower jointly and severally represents and warrants as of the date hereof to the Administrative Agent and each Lender that:
     (a) Each of Holdings and Borrower (i) has the power and authority, and the legal right, to make and deliver this Waiver and perform its obligations hereunder and (ii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Waiver;
     (b) No consent or authorization of, filing with, notice to, permit from or other act by or in respect of, any Governmental Authority and no consent or authorization of, filing with, notice to or other act by or in respect of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Waiver;

     (c) This Waiver (i) has been duly executed and delivered by each of Holdings and Borrower and (ii) constitutes a legal, valid and binding obligation of each of Holdings and Borrower, enforceable against each of Holdings and Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
     (d) The execution, delivery and performance of this Waiver will not violate in any respect any Requirement of Law or any Contractual Obligation of Holdings or Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation;
     (e) After giving effect to this Waiver, no Default, Event of Default or event or condition which upon notice, lapse of time or both would constitute an Event of Default has occurred and is continuing; and
     (f) After giving effect to this Waiver, the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Waiver Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, which representations and warranties are true and correct in all material respects as of such earlier date.
     6. Conditions Precedent. This Waiver shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Waiver Effective Date”):
     (a) Credit Suisse shall have received this Waiver, duly executed and delivered by a duly authorized Responsible Officer of each of Holdings and Borrower;
     (b) Credit Suisse shall have received this Waiver, duly executed and delivered by Lenders constituting the Required Lenders and the Majority Revolving Credit Facility Lenders;
     (c) The Borrower shall have paid to Kroll Zolfo Cooper LLC and to Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”) their outstanding reasonable fees and out-of-pocket expenses incurred in connection with the Credit Agreement, this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, to the extent invoiced on or before the Waiver Effective Date, excluding amounts previously paid to the Administrative Agent for the account of Akin Gump and not paid to Akin Gump;
     (d) Borrower shall have paid to Credit Suisse for the account of each Lender that shall have executed and delivered a counterpart hereof prior to 12:00 P.M. (Eastern) on October 29, 2008, the waiver fee (if any) payable to such Lender pursuant to Section 7;
     (e) Borrower shall have entered into an amendment to the Receivables Sale Agreement dated as of September 26, 2007, among Tronox Funding LLC, Tronox Worldwide

LLC, ABN Amro Bank N.V., as Agent, the Committed Purchasers from time to time party thereto and Amsterdam Funding Corporation, extending such agreement to November 25, 2008 and shall have received a waiver of any defaults or events of default that have occurred or may be expected to occur thereunder; and
     (f) Credit Suisse shall have received the appraisal report prepared by Accuval Associates, Inc. (the “Accuval Report”) for and with respect to Borrower and any supporting documentation relating to the Accuval Report, it being understood that the Accuval Report and supporting documentation are subject to the confidentiality provisions of Section 10.14 of the Credit Agreement. Credit Suisse agrees to make the Accuval Report available to any other Lender upon request.
     7. Waiver Fee. Borrower shall pay to Credit Suisse for the account of each Lender that shall have executed and delivered a counterpart hereof prior to 5:00 P.M. (Eastern) on the second Business Day following the Waiver Effective Date a waiver fee equal to 0.50% of the sum of the aggregate principal amount of each such Lender’s outstanding Term Loans immediately prior to the Waiver Effective Date and each such Lender’s Revolving Credit Commitment immediately prior to such date; provided that any Lender that failed to make its Revolving Credit Percentage of the borrowing made pursuant to the Previous Borrowing Notice (each, a “Nonfunding Lender”) shall not be entitled to receive such fee unless it shall have funded its Revolving Credit Percentage of such borrowing prior to 5:00 P.M. (Eastern) on the second Business Day following the Waiver Effective Date. Such waiver fee shall be due and payable to Credit Suisse for the account of each Lender on the Business Day immediately following the day that such Lender shall have delivered an executed counterpart hereof to Credit Suisse (or its counsel); provided that such waiver fee shall be payable on the Waiver Effective Date to Credit Suisse for the account of each Lender that has delivered to Credit Suisse (or its counsel) an executed counterpart hereof by the time specified in Section 6(d); provided further that the waiver fee payable to Credit Suisse for the account of any Nonfunding Lender shall not be payable unless and until it satisfies the requirement set forth in the proviso to the preceding sentence. Credit Suisse shall remit to each Lender any fee received by Credit Suisse for the account of such Lender pursuant to this section promptly following receipt thereof; provided that such Lender shall have furnished to Credit Suisse wiring instructions in form and detail reasonably satisfactory to Credit Suisse enabling Credit Suisse to remit such payment.
     8. Successor Administrative Agent. The undersigned Lenders hereby appoint Credit Suisse (or any branch or affiliate or branch of an affiliate of Credit Suisse) as successor administrative agent for the Lenders pursuant to Section 9.9 of the Credit Agreement if and at such time that the Administrative Agent shall resign as administrative agent pursuant thereto and Credit Suisse (or any branch or affiliate or branch of an affiliate of Credit Suisse) shall accept such appointment. The undersigned Lenders hereby waive the requirement under Section 9.9 of the Credit Agreement that the Administrative Agent give 30 days notice to the Lenders of its resignation, if the successor administrative agent will be Credit Suisse (or any branch or affiliate or branch of an affiliate of Credit Suisse).
     9. Acknowledgement and Release.

     (a) Each of Borrower and Holdings acknowledges and agrees that it is truly and justly indebted to the Lenders and the Administrative Agent under the Loan Documents for Obligations in the aggregate principal amount of not less than $291,000,000.
     (b) Each of Holdings and Borrower hereby waives, releases and discharges each of the Lenders signatory hereto, and their respective successors, assigns, employees, officers, directors, agents, attorneys, stockholders and affiliates (collectively, the “Released Parties”), from any and all claims, demands, damages, actions, rights of action and defenses of whatever kind and nature which Holdings or Borrower may have arising out of, in consequence of, or on account of any Lender’s failure to fund under the Previous Borrowing Notice; provided that the foregoing shall not be construed to relieve any Nonfunding Lender of its commitment to fund its Revolving Credit Percentage of the borrowing made pursuant to the Previous Borrowing Notice.
     10. Loan Documents.
     (a) This Waiver shall constitute a Loan Document, as such term is defined in the Credit Agreement.
     (b) This Waiver is not intended to, nor shall it be construed to, create a novation or accord and satisfaction with respect to any of the Obligations.
     (c) Each of Holdings and Borrower hereby reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party and agrees and acknowledges that each of the Credit Agreement and each other Loan Document and all obligations thereunder shall remain in full force and effect after giving effect to this Waiver.
     11. Counterparts. This Waiver may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
     12. Severability. Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, which provisions shall remain in full force and effect, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     13. Integration. This Waiver and the other Loan Documents represent the entire agreement of the Loan Parties, the Agents, and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender with respect to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     14. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY,

AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     15. Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:
     (a) submits for itself and its Property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York located in the borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 10.2 to the Credit Agreement;
     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
     (e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.
     16. Ratification. Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

TRONOX INCORPORATED
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX WORLDWIDE LLC
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO WAIVER AND AMENDMENT TO CREDIT AGREEMENT DATED AS OF THE DATE SET FORTH ABOVE, AMONG TRONOX INCORPORATED, TRONOX WORLDWIDE LLC AND THE LENDERS PARTY HERETO.
Lender name: Credit Suisse, Cayman Islands Branch

by:	/s/ Bryan J. Matthews Name: Bryan J. Matthews
Title: Director

SIGNATURE PAGE TO WAIVER AND
AMENDMENT TO CREDIT AGREEMENT
DATED AS OF THE DATE SET FORTH
ABOVE, AMONG TRONOX
INCORPORATED, TRONOX WORLDWIDE
LLC AND THE LENDERS PARTY HERETO.
Lender name: JPMorgan Chase Bank, N.A.

by	/s/ Ann Kurinskas

Name: Ann Kurinskas
Title: Managing Director

by

SIGNATURE PAGE TO WAIVER AND
AMENDMENT TO CREDIT AGREEMENT
DATED AS OF THE DATE SET FORTH
ABOVE, AMONG TRONOX
INCORPORATED, TRONOX WORLDWIDE
LLC AND THE LENDERS PARTY HERETO.
Lender name: ABN AMRO Bank N.V.

By:	/s/ Neil J. Bivona

Name: N J. SIVONA
Title: Senior Vice President

By:	/s/ David W. Stack

Name: David W. Stack
Title: Senior Vice President

9

SIGNATURE PAGE TO WAIVER AND
AMENDMENT TO CREDIT AGREEMENT
DATED AS OF THE DATE SET FORTH
ABOVE, AMONG TRONOX
INCORPORATED, TRONOX WORLDWIDE
LLC AND THE LENDERS PARTY HERETO.
Lender name: The Royal Bank of Scotland

by	/s/ Alan Ferguson

Name: Alan Ferguson
Title: Director

9

SIGNATURE PAGE TO WAIVER AND
AMENDMENT TO CREDIT AGREEMENT
DATED AS OF THE DATE SET FORTH
ABOVE, AMONG TRONOX.
INCORPORATED, TRONOX WORLDWIDE
LLC AND THE LENDERS PARTY HERETO.

Lender name: SCOTIABANC INC.

by	/s/ J. F. Todd Name: J. F. Todd Title: Managing Director

SIGNATURE PAGE TO WAIVER AND
AMENDMENT TO CREDIT AGREEMENT
DATED AS OF THE DATE SET FORTH
ABOVE, AMONG TRONOX
INCORPORATED, TRONOX WORLDWIDE
LLC AND THE LENDERS PARTY HERETO.

Lender name: The Bank of Nova Scotia

by	/s/ Ronald Dooley Name: Ronald Dooley Title: Director

SIGNATURE PAGE TO WAIVER AND
AMENDMENT TO CREDIT AGREEMENT
DATED AS OF THE DATE SET FORTH
ABOVE, AMONG TRONOX
INCORPORATED, TRONOX WORLDWIDE
LLC AND THE LENDERS PARTY HERETO.

Lender name: Commerzbank AG, New York and Grand Cayman Branch

by	/s/ Mary Harold Name: Mary Harold Title: Senior Vice President

by	/s/ Chris Winthrop Name: Chris Winthrop Title: Vice President